Exhibit 10.29

EXECUTION VERSION

SECOND AMENDED AND RESTATED CFMI ENGINE BENEFITS AGREEMENT

A320NEO AIRCRAFT

THIS SECOND AMENDED AND RESTATED CFMI ENGINE BENEFITS AGREEMENT, dated as of December 16, 2016 (this “Agreement”), is among Vertical Horizons, Ltd., a Cayman Islands company (the “Borrower”), CFM International, Inc., a Delaware corporation (the “Engine Manufacturer” or “CFMI”), Bank of Utah, not in its individual capacity but solely as Security Trustee for the Lenders under the Credit Agreement (together with its successors and assigns in such capacity, the “Security Trustee”), and Frontier Airlines, Inc., a Colorado limited liability company (“Frontier”).

WHEREAS, this Agreement amends and restates in its entirety the amended and restated CFMI engine benefits agreement A320neo aircraft dated as of August 11, 2015, among the Borrower, the Engine Manufacturer, the Security Trustee and Frontier;

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated the date hereof among the Borrower, the Lenders from time to time party thereto, Citibank, N.A., as facility agent, and the Security Trustee (as amended, supplemented or otherwise modified from time to time in accordance with the applicable provisions thereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein being used herein as defined in the Credit Agreement) the Lenders have agreed to reimburse the Borrower for, and finance further, certain pre- delivery payments made and to be made to Airbus with respect to forty-nine (49) Airbus model A320neo aircraft, pursuant to the Assigned Purchase Agreement (the “Aircraft”);

WHEREAS, the Engine Manufacturer has agreed to supply and Airbus has agreed to install on the Aircraft two CFMI Model LEAP-1A engines (each, an “Engine” and collectively, the “Engines”);

WHEREAS, pursuant to the Second Amended and Restated Mortgage and Security Agreement dated the date hereof between the Borrower and the Security Trustee (as amended, supplemented or otherwise modified from time to time in accordance with the applicable provisions thereof, the “Security Agreement”), the Borrower has pledged to the Security Trustee, among other things, all of the Borrower’s right, title and interest in and to the Assigned Purchase Agreement relating to the Aircraft; and

WHEREAS, it is a condition precedent to each Lender’s funding of Loans in respect of the Aircraft under the Credit Agreement to the Borrower that, among other things, the Engine Manufacturer shall have executed and delivered this Agreement;

THEREFORE, in consideration of the payment of *****, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

1. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meaning:

“Engine Warranties” means the Engine Manufacturer’s “New Engines and Modules Warranty,” “New Parts Warranty,” “Ultimate Life Warranty” and “Campaign Change Warranty,” as set forth in the Engine Manufacturer’s Engine Warranty Plan which forms a part of the General Terms Agreement, and as limited by the applicable terms of the General Terms Agreement and such Engine Warranty Plan, in the form of Attachment A hereto.

“General Terms Agreement” means Agreement No. 1 dated October 17, 2011 by and between the Engine Manufacturer and Frontier, including the “Engine Warranty Plan” at Exhibit A thereto, insofar as such Engine Warranty Plan relates to the Engine Warranties, but excluding any and all letter agreements attached thereto (which do not detract or limit the Engine Warranties in any material respect), to the extent that such General Terms Agreement and such Exhibit relate to the Engine Warranties, as such General Terms Agreement may hereafter be amended, supplemented and modified to the extent permitted by the terms of this Agreement to the extent relating to the Engines.

2. Agreements. Under the General Terms Agreement, the Engine Manufacturer has agreed to support certain CFMI Model LEAP-1A engines and spare parts therefor purchased by Frontier from the Engine Manufacturer, as installed on certain Airbus Model A320neo aircraft. The Engine Manufacturer hereby confirms to Frontier, the Borrower and the Security Trustee (i) that the Engine Warranties, as and to the extent that such relate to the Engines included as part of any Aircraft delivered to the Borrower or the Security Trustee (or its designee) by Airbus, shall inure to the benefit of the Borrower or the Security Trustee, as the case may be (except, in the case of any Engine, from and after the release from the lien of the Security Agreement of the collateral relating to the Aircraft that includes such Engine and/or at such time as the Borrower no longer has a right to purchase the related Aircraft under the Assigned Purchase Agreement) to the same extent as if originally named “Airline” in the General Terms Agreement and (ii) it consents to the collateral assignment by the Borrower to the Security Trustee of its rights under this Agreement, and agrees that the Security Trustee’s rights under Section 2(i) and such assignment shall not give rise to any duties or obligations whatsoever on the part of the Security Trustee owing to the Engine Manufacturer except for the Security Trustee’s agreement that in exercising any right under the General Terms Agreement with respect to such Engines, or in making any claim with respect to such Engines, the terms and conditions of such General Terms Agreement relating to the Engines and the Engine Warranties shall apply to and be binding upon the Security Trustee to the same extent as Frontier and/or the Borrower; provided, that the Engine Manufacturer shall not owe any liability or obligation under the Engine Warranties more than once in total. Except as expressly provided in this Agreement, nothing contained in this Agreement shall subject the Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement or modify in any respect the Engine Manufacturer’s contract rights thereunder. In no event shall the Engine Manufacturer be subject to any multiple or duplicative liability or obligation under the General Terms Agreement. The Engine Manufacturer shall have no obligation to recognize an assignment by Security Trustee of its rights with respect to the Engine Warranties in connection with a transfer of an Engine (i) unless Security Trustee has given the Engine Manufacturer written notice of such assignment and the assignee is a Permitted Transferee, or (ii) if the Engine Manufacturer is prohibited by law from dealings with the purported assignee. The Engine Warranties will be kept confidential in accordance with Section 18 of the Credit Agreement. To the extent that there is any inconsistency in the terms of the assignment provided for in the Security Agreement and this Agreement, the terms of this Agreement shall govern.

[Engine Benefits Agreement A320neo]

“Permitted Transferee” means the Facility Agent, the Lenders and any person to whom the Facility Agent intends to transfer the rights granted to it pursuant to this Agreement and who has been approved in writing by CFMI (such approval not to be unreasonably withheld or delayed); provided that such approval will not be required if such third party is a Lender, a sub-participant of a Lender, or any of their affiliates; it being understood by the Security Trustee and CFMI that it shall only be reasonable for CFMI to refuse its approval in respect of any person proposed by the Security Trustee: (i) who is a person to whom it is illegal for CFMI to sell an engine or a party with which CFMI is prohibited by applicable law or regulation from doing business; or (ii) who is a special purpose company or similar entity (unless such special purpose company or other entity has been guaranteed to the satisfaction of CFMI by an entity that otherwise satisfies the definition of a Permitted Transferee); or (iii) who is a competitor to CFMI or its affiliates in their capacity as Engine OEMs, including, without limitation, an engine manufacturer or an airframe manufacturer or an affiliate of any such person; or (iv) who is a person with which CFMI, acting reasonably, objects to doing business generally either (A) by reason of the occurrence of a contractual or non-contractual dispute with that person or (B) by reason of the default by such person or any of its affiliates in the performance of any material obligation owed to CFMI under any contract.

3. Representations and Warranties. The Engine Manufacturer hereby represents and warrants that (a) the Engine Manufacturer is a corporation organized and existing and in good standing under the law of the State of Delaware, (b) the making, and performance in accordance with the respective terms of, this Agreement have been duly authorized by all necessary corporate action on the part of the Engine Manufacturer, do not require any stockholder approval, contravene the Engine Manufacturer’s certificate of incorporation or bylaws or any indenture, credit agreement or other contractual agreement to which the Engine Manufacturer is a party or by which it is bound and, to the best knowledge of the Engine Manufacturer, do not contravene any law binding on the Engine Manufacturer, and (c) the Engine Warranties constituted, as of the date on which they were made and at all times thereafter the legal, valid and binding obligations of the Engine Manufacturer enforceable against the Engine Manufacturer in accordance with its terms, and this Agreement is the legal, valid and binding obligation of the Engine Manufacturer, enforceable against the Engine Manufacturer in accordance with its terms subject to: (i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to this Agreement inadequate for the practical realization of the benefits intended to be provided hereby.

4. Acknowledgment of Security Trustee. The Security Trustee hereby confirms to the Engine Manufacturer that in exercising any right under the General Terms Agreement with respect to the Engines, or in making any claim with respect to the Engines, the terms and conditions of this Agreement, the General Terms Agreement, the Engine Warranties and the Exclusion of Liabilities provisions of the Engine Warranties, including, without

EXECUTION VERSION

limitation, Exhibit A thereto, shall apply to and be binding upon the Security Trustee to the same extent as the Borrower. The Engine Manufacturer hereby represents and warrants to the Security Trustee that the provisions of the General Terms Agreement other than the Engine Warranties do not detract from or limit the Engine Warranties in any material respect or adversely affect the rights of the Security Trustee hereunder.

5. Aircraft Allowance. The Engine Manufacturer hereby agrees for the benefit of Frontier, the Borrower and the Security Trustee that it will provide the entity taking delivery of the Aircraft an allowance for the Aircraft in an amount of ***** (the “Aircraft Allowance”).

The Aircraft Allowance is stated in *****, and shall be subject to adjustment for escalation to the date of delivery of each shipset of Engines to Airbus in accordance with the escalation formula set forth in Attachment B hereto.

Such allowance will be earned upon delivery of each shipset of Engines to Airbus and will be made available within ***** following receipt of written notice from the Borrower or Security Trustee (or a nominee taking delivery in accordance with the purchase agreement with Airbus) that it has taken delivery of each Aircraft in accordance with the purchase agreement with Airbus.

If requested in writing by the Borrower at least ***** prior to scheduled Aircraft delivery date, CFMI will provide the Aircraft Allowance directly to Airbus. The Borrower or the Security Trustee shall continue to advise CFMI of any delivery date changes. If CFMI actually provides the Aircraft Allowance to Airbus and the actual delivery date is delayed more than ***** from the date CFMI provides the Aircraft Allowance then the following will occur under the following circumstances:

(a) The Borrower will request that Airbus immediately return the Aircraft Allowance to CFMI and CFMI will hold the Aircraft Allowance and pay it to Airbus when the Borrower and Airbus confirm that the Aircraft is ready for delivery; and

(b) If the delay of the Aircraft delivery is solely a result of the fault of the Borrower to perform its obligations under the purchase agreement with Airbus and Airbus has not returned the Aircraft Allowance to GE, then the Borrower will pay to CFMI interest on the Aircraft Allowance, calculated from the date of payment to Airbus to the earlier of the date (i) Airbus returns the Aircraft Allowance to GE; or (ii) the date of actual Aircraft delivery. Interest will be computed at *****.

6. Escalation Cap Installed Engines and Allowances. CFMI agrees to provide Frontier, the Borrower and the Security Trustee, as a special allowance, the following price adjustment cap. The below escalation calculations will also apply to all Aircraft Allowance payments through their escalation period.

If the price adjustment due to escalation as calculated under Attachment B is less than or equal to *****, the Engine price will be adjusted by the changes in the escalation calculated in Attachment B. If the price adjustment due to escalation as calculated under Attachment B is greater than ***** then the price adjustment due to escalation will be an amount equal to *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Engine Benefits Agreement A320neo]

However, in the event the price adjustment due to escalation as calculated under Attachment B is greater than *****, then the price adjustment due to escalation will be an amount equal to the value calculated above, *****.

Notwithstanding previous agreements with Airbus, the price of Engines delivered directly to Airbus from CFMI for installation on the Aircraft shall be subject to escalation *****, in accordance with Attachment B and subject to the Escalation Cap. In the event the price calculated per Attachment B is greater than the price calculated according to the Escalation Cap, CFMI shall provide the entity taking delivery of the Aircraft a credit in an amount equal to the difference. This credit shall be in addition to the Aircraft Allowance and shall be made available to the entity taking delivery of the Aircraft at the same time and in the same manner as the Aircraft Allowance.

7. Confidentiality. This Agreement and its contents are confidential and, as such, shall not be disclosed by any party to this Agreement to any third party other than:

(a) with the prior written consent of the Engine Manufacturer;

(b) pursuant to any applicable law or in connection with any proceeding arising out of or in connection with the Security Agreement, provided however that the Security Trustee shall provide the Engine Manufacturer reasonable notice prior to disclosing this Agreement and allow the Engine Manufacturer the opportunity to seek protective orders;

(c) to any successor, permitted assign or permitted transferee of such party, provided they agree in writing to not disclose this agreement without the prior written consent of the Engine Manufacturer;

(d) to Citibank, N.A. and any other Lender, provided that any other Lender agrees in writing to not disclose this Agreement without the prior written consent of the Engine Manufacturer; or

(e) to the legal advisers of such party, provided they agree in writing to not disclose this agreement without the prior written consent of the Engine Manufacturer.

8. Section References. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

9. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

12. Entire Agreement. The Engine Manufacturer’s obligations hereunder are unconditional and this Agreement supersedes any previous arrangements between the parties in relation to the matters set forth herein.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
	Name:	Howard Diamond
	Title:	General Counsel

CFM INTERNATIONAL, INC., as Engine Manufacturer

By:	/s/ Kevin Fewell
	Name:	Kevin Fewell
	Title:	Chief Financial Officer

BANK OF UTAH, as Security Trustee

By:	/s/ John Thomas
	Name:	John Thomas
	Title:	Vice President

By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Vice President

VERTICAL HORIZONS, LTD.

By:	/s/ Grant Cellier
	Name:	Grant Cellier
	Title:	Director

Second A&R CFMI Engine Benefits

Agreement (A320neos)

[Engine Benefits Agreement A320neo]

ATTACHMENT A

ENGINE WARRANTIES

ENGINE WARRANTY PLAN

SECTION I - WARRANTIES

A.	New Engine Warranty

1. CFM warrants each new Engine and Module against Failure for the initial ***** Engine Flight Hours (“EFH”) as follows:

a. Parts Credit Allowance will be granted for any Failed Parts.

b. Labor Allowance for disassembly, reassembly, test and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

c. Such Parts Credit Allowance and Labor Allowance will be: *****% from new to ***** EFH and decreasing pro rata from *****% at ***** EFH to ***** at ***** EFH.

2. As an alternative to the above allowances, CFM shall upon request of Airline:

a. Arrange to have Failed Engines and Modules repaired per the terms of Paragraph 1 above, at a facility designated by CFM.

B.	New Parts Warranty

In addition to the warranty granted for new Engines and Modules, CFM warrants Parts and Expendable Parts as follows:

1. During the first ***** EFH for such Parts and Expendable Parts CFM will grant ***** Parts Credit Allowance or Labor Allowance for repair labor for Failed Parts.

2. CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from ***** at ***** EFH Part Time to ***** at the applicable hours designated in the applicable Engine Parts Table set forth in Attachment I to this Exhibit A.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Engine Benefits Agreement A320neo]

C.	Ultimate Life Warranty

1. CFM warrants Ultimate Life limits on the following Parts:

a. *****

2. CFM will grant a pro rata Parts Credit Allowance decreasing from ***** when new to ***** at ***** EFH or ***** Engine Flight Cycles (“EFC”), whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a U.S. and/or EASA imposed Ultimate Life Limitation of less than ***** EFH or ***** EFC. Credit will not be granted under this Ultimate Life Warranty for any individual Failure or other cause not related to the total usage capability of all such Parts in Airline service.

D.	Campaign Change Warranty

1. A campaign change will be declared by CFM when a new Part or Expendable Part design introduction, Part or Expendable Part modification, Part or Expendable Part inspection, or premature replacement of an Engine or Module is required by a time compliance CFM Service Bulletin implementing an Airworthiness Directive. CFM will grant the following Parts Credit Allowances:

(i) ***** for Parts or Expendable Parts in inventory or removed from service when new or with ***** EFH or less total Part Time.

(ii) ***** for Parts or Expendable Parts in inventory or removed from service with over ***** EFH since new, regardless of warranty status.

2. Labor Allowance - CFM will grant ***** Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM-supplied Engines, Modules, Parts or Expendable Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin implementing an Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

3. Life controlled Parts which are set forth in the Ultimate Life Warranty and which are retired by Ultimate Life limits including FAA and/or Airworthiness Directive, are excluded from Campaign Change Warranty.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Engine Benefits Agreement A320neo]

ATTACHMENT I

CFM56 WARRANTY PARTS LIST

ENGINE FLIGHT HOURS

	2000	3000	4000	6000	8000	12000
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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Engine Benefits Agreement A320neo]

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Engine Benefits Agreement A320neo]

ATTACHMENT B

ESCALATION FORMULA

CFM-LEAP-X1A

*****

The base price for Products purchased hereunder shall be adjusted pursuant to the provisions of this Exhibit.

For the purpose of this adjustment:

Base price shall be the price(s) set forth in the applicable Letter Agreement.

The Composite Price Index (CPI) shall be calculated, to the second decimal place, using the following formula:

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Each CPI shall be determined to the second decimal place. Calculation shall be to the third decimal digit and if the third decimal digit is five or more, the second decimal digit shall be raised to the next higher figure. If the third decimal digit is less than five, the second decimal figure shall remain as calculated.

The Base Composite Index (CPIb) shall be the CPI determined assuming a base period in *****.

Base prices shall be adjusted in accordance with the following formula:

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The invoice price shall be the final price and will not be subject to further adjustments in the indices. In no event shall the invoice price be lower than the base price.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Engine Benefits Agreement A320neo]

The ratio ***** shall be calculated to the fourth decimal digit. If the fourth decimal digit is five or more, the third decimal digit shall be raised to the next higher figure, and if the fourth decimal digit is less than five, the third decimal figure shall remain as calculated. If the calculation of this ratio results in a number less than *****, the ratio will be adjusted to *****. The resulting three digit decimal shall be used to calculate *****.

Values to be utilized in the event of unavailability. If at the time of delivery of Product, CFM is unable to determine the adjusted price because the applicable values to be used to determine the ***** have not been released by the Bureau of Labor Statistics, then:

a)	The Price Adjustment, to be used at the time of delivery of the Product, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available ***** prior to scheduled Product delivery month will be used to determine the ***** values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment. If no value has been released for an applicable month, the provisions set forth in Paragraph b, below, will apply. If prior to delivery of a Product, the U.S. Department of Labor changes the base year for determination of the ***** values as defined above, such rebase values will be incorporated in the Price Adjustment calculation.

b)	If prior to delivery of a Product, U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ***** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Price Adjustment, CFM will, prior to delivery of any such Product, select a substitute for such values from data published by the Bureau of Labor Statistics or other U.S. government entity or, if none is available, other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revisions of the formula will be made as required to reflect any substitute values. However, if within ***** from delivery of the Product, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Product Price Adjustment, such values will be used to determine any increase or decrease in the Product Price Adjustment from that determined at the time of delivery of such Product.

c)	In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the base price of any affected Product to reflect an allowance for increase or decrease in labor compensation and material costs occurring since February of the base price year which is consistent with the applicable provisions of this Price Escalation formula.

d)	For the calculation herein, the values released by the Bureau of Labor Statistics and available to CFM at the end of the month prior to scheduled Product delivery month

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Engine Benefits Agreement A320neo]

will be used to determine the ***** values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment for the Product invoice at the time of delivery. The values will be considered final and no Product Price Adjustment will be made after Product delivery for any subsequent changes in published index values.

Note:	Any rounding of a number, with respect to escalation of the Product Price, will be accomplished as follows: If the first digit of the portion to be dropped from the number is five or greater, the preceding digit will be raised to the next higher number.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.